                                                                    Exhibit 10.4

                                ORTHOVITA, INC.
                                ---------------

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     THIS AGREEMENT is made as of the 11th day of April, 1997 by and among Orthovita, Inc., a Pennsylvania corporation (the "Company"), and the undersigned security holders of the Company (the "Stockholders").

                                  BACKGROUND
                                  ----------

     The Stockholders are persons and entities that own shares or warrants exercisable for shares of Class A Convertible Preferred Stock, par value $0.01 per share (the "Class A Stock"), Class B Convertible Preferred Stock, par value $0.01 per share (the "Class B Stock"), or Class C Convertible Preferred Stock, par value $.01 per share, of the Company (the "Class C Stock"). As a condition precedent to the investment in shares of Class C Stock on the date hereof by certain of the Stockholders pursuant to the terms of that certain Class C Convertible Preferred Stock Purchase Agreement dated the date hereof by and among the Company and such Stockholders and the termination of all registration rights previously held by the Stockholders holding shares or warrants exercisable for the Class B Stock or shares of Class A Stock, the Company has agreed to provide the registration rights provided for in this Agreement to the Stockholders.

                                  WITNESSETH:
                                  ----------

     The parties hereto, each intending to be legally bound and in exchange for the mutual covenants herein, agree as follows:

1.   Demand Registrations.
     --------------------

     (a) Requests for Registration.  At any time after the earlier of (x) the
         -------------------------
Company has generated either (i) annual net revenues in excess of $10,000,000 or
(ii) a net profit in any fiscal year, in each case, as shown in the Company's audited financial statements, and (y) the second anniversary of the date hereof, the holders of fifty percent or more of the Class B and C Registrable Securities (defined below) may demand registration (the "Demand Registration") under the Securities Act of 1933, as amended (the "1933 Act"), of all or any portion of the Class B and C Registrable Securities owned by such holders. In order to accomplish such demand, such holders shall send written notice of the demand to the Company, which notice shall specify the number of Class B and C Registrable Securities sought to be registered. The holders of the Class B and C Registrable Shares shall have the right to one Demand Registration (in addition to the requirements of Section 3 hereof).

     (b) Procedure.  Within 10 days after receipt of such a demand, the Company
         ---------
will give written notice of such requested registration to all other holders of Registrable Securities (defined below) and will include in such registration, subject to the allocation provisions below, all other Registrable Securities with respect to which the Company has received written requests for inclusion within 30 days after the Company's mailing of such notice, plus any securities of the Company that the Company chooses to include on its own behalf.

     (c) Expenses.  In a Demand Registration, the Company will pay the
         --------
Registration Expenses (defined below), but the Underwriting Commissions (defined below) will be shared by the Company and those holders of Registrable Securities whose Registrable Securities are included in the Demand Registration in proportion to any securities included on their behalf.

     (d) Priority on Demand Registrations.  If a Demand Registration is
         --------------------------------
underwritten and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will include in such Demand Registration (i) first, the Class B and C Registrable Securities requested to be included in such Demand Registration by the holders of Class B and C Registrable Securities,
(ii) second, any securities that the Company desires to include on its own behalf, and (iii) third, any shares of common stock, par value $.01 per share, of the Company (the "Common Stock") which the Company has received requests for inclusion from any other securityholder (including holders of Registrable Securities) of the Company with contractual rights to include shares in such a registration, in each case within each such group on a pro rata basis determined by reference to the total number of securities sought to be included in such registration. A Demand Registration shall not be considered to be the one Demand Registration under Section 1(a) if (i) as a result of the foregoing allocation, the holders of the Class B and C Registrable Shares are not able to register and sell in the Demand Registration at least 75% of the Registrable Securities sought to be included by such holders in the Demand Registration or the aggregate gross proceeds received by such holders pursuant to the Demand Registration is less than $10 million, or (ii) the registration statement does not become effective for any reason.

     (e) Selection of Underwriters.  If any Demand Registration is underwritten,
         -------------------------
the selection of investment banker(s) and manager(s) and the other decisions regarding the underwriting arrangements for the offering will be made jointly by the Company and the holders of the Class B and C Registrable Securities.

     (f) Restrictions on Demand Registrations.  Notwithstanding any provision to
         ------------------------------------
the contrary in this Section 1, the Company will not be obligated to effect any Demand Registration or Form S-3 Registration (defined below) (i) within six months after the effective date of a previous registration of Common Stock or
(ii) if, at the time of such demand, the filing of such a registration statement would, as determined by the board of directors of the Company, adversely affect a material Company financing project or a material proposed or pending acquisition, merger or other similar corporate transaction to which the Company is or reasonably expects to be a party, provided, however, that the Company shall only be entitled to delay effecting any such Registration pursuant to this clause (ii) for a period not to exceed 90 days.

2.   Piggyback Registrations.
     -----------------------

     (a) Right to Piggyback.  Whenever the Company proposes to register any of
         ------------------
its securities under the 1933 Act (other than a Demand Registration or a Form S-3 Registration), and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities and will include in such Piggyback Registration, subject to the allocation provisions below, all

Registrable Securities with respect to which the Company has received written requests for inclusion within 30 days after the Company's mailing of such notice. The Company will use reasonable efforts to select a form of registration statement which does not impose for its use limitations on the maximum value or number of securities to be registered if these limitations would preclude registration of the Registrable Securities that the Company has been requested to include in such registration.

     (b) Piggyback Expenses.  In all Piggyback Registrations, the Company will
         ------------------
pay the Registration Expenses related to the Registrable Securities of the Selling Stockholders, but the Selling Stockholders will pay the Underwriting Commissions related to their Registrable Securities.

     (c) Priority on Primary Registrations.  If a Piggyback Registration is an
         ---------------------------------
underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will allocate the securities to be included as follows: first, the securities the Company proposes to sell on its own behalf; second, any Registrable Securities requested to be included in such registration by the holders of Registrable Securities; and third such shares of Common Stock which the Company has received requests for inclusion from any other securityholder of the Company with contractual rights to include shares in such a registration, in each case within each such group on a pro rata basis determined by reference to the total number of securities sought to be included in such registration.

     (d) Priority on Secondary Registrations.  If a Piggyback Registration is
         -----------------------------------
initiated as an underwritten secondary registration on behalf of holders of the Company's securities (other than a Demand Registration pursuant to Section 1), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, at a price reasonably related to fair value, the Company will allocate the securities to be included as follows: first, the securities requested to be included by the holders initiating such registration; second, any Registrable Securities requested to be included in such registration by the holders of Class A Stock, Class B Stock and Class C Stock; and third, Registrable Securities requested to be included in such registration and shares of Common Stock which the Company has received requests for inclusion from any other securityholder of the Company with contractual rights to include shares in such a registration, in each case within each such group on a pro rata basis determined by reference to the total number of securities sought to be included in such registration.

     (e) Selection of Underwriters.  If any Piggyback Registration is
         -------------------------
underwritten, the selection of investment banker(s) and manager(s) and the other decisions regarding the underwriting arrangements for the offering will be made by the Company if the registration is under Section 2(c), or by the holders initiating such registration, if the registration is under Section 2(d).

3.   Registration on Form S-3.  After the Company has completed a public
     ------------------------
offering of shares of the Common Stock pursuant to a registration statement declared effective under the 1933 Act, the Company shall use its best efforts to qualify for the use of Form S-3 or any comparable or successor form or forms for the registration of the Class B and C Registrable Securities for resale; and to that end, the Company shall register (whether or not required by law to do so) its Common Stock under the Securities Exchange Act of 1934 in accordance with the provisions of that Act as soon as possible following the effective date of the first registration of any of the Company's securities under the 1933 Act. After the Company has so qualified, in addition to the rights contained in the foregoing provisions of this Registration Rights Agreement, each holder of Class B and C Registrable Securities shall have the right to require registration of its Registrable Securities on Form S-3 at the Company's expense, provided that the Registrable Securities to be registered shall have a market value of at least $500,000. Each holder of Class B and C Registrable Securities shall be entitled to an unlimited number of registrations pursuant to this Section 3; provided that each holder shall be entitled to only one such registration during any 6-month period. When the Company receives notice of any holder's request for a registration on Form S-3, it shall send notice of such proposed registration to all other holders of Class B and C Registrable Securities.

4.   Holdback Agreements.  Neither any Stockholder nor the Company shall effect
     -------------------
any public sale or distribution of equity securities of the Company or any securities convertible into or exchangeable or exercisable for such securities during the seven days prior to and the 90 days after any underwritten Demand Registration or underwritten Piggyback Registration has become effective (except as part of such underwritten registration); provided that, such restriction shall not apply to any Stockholder unless all directors and officers of the Company have agreed to similar restrictions.

5.   Registration Procedures.
     -----------------------

     Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 1, 2 or 3 of this Agreement, the Company will, as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to the resale of such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish each Selling Stockholder with copies of all such documents proposed to be filed);

          (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days;

          (c) furnish to each Selling Stockholder such number of copies of such registration statement, each amendment and supplement thereto and the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such Selling Stockholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Stockholder;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the managing holders of the Registrable Securities included in the registration may reasonably request;

          (e) notify each Selling Stockholder at any time when a prospectus relating thereto is required to be delivered under the 1933 Act within the period that the Company is required to keep the registration statement effective of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed or included on securities exchanges or eligible for quotation on any trading system on which similar securities issued by the Company are then listed or included;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including an underwriting agreement in customary form) and take such other customary actions as may be reasonably necessary to expedite or facilitate the disposition of such Registrable Securities;

          (i) obtain a "comfort" letter addressed to the Company from its indepen dent public accountants in customary form and covering such matters of the type customarily covered by "comfort" letters; and

          (j) make available for inspection by any Selling Stockholder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Selling Stockholder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Selling Stockholder, underwriter, attorney, accountant or agent in connection with such registration statement.

6.   Indemnification.
     ---------------

     (a) The Company hereby indemnifies, to the extent permitted by law, each Selling Stockholder, its officers and directors, and each person who controls such holder (within the meaning of the 1933 Act), against all losses, claims, damages, liabilities and expenses arising out of or resulting from any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by any such holder's failure to deliver a copy of the regi stration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an under written offering, the Company will indemnify the underwriters, their officers and directors, and each person who controls such underwriters (within the meaning of the 1933 Act) to the same extent as provided above with respect to the indemnification of the Stockholders.

     (b) In connection with any registration statement in which a Selling Stockholder is participating, each such holder will furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and will indemnify, to the extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in information so furnished by such holder specifically for use in preparing the registration statement. Notwithstanding the foregoing, the liability of a Selling Stockholder under this Section 6(b) shall be limited to an amount equal to the net proceeds actually received by the Selling Stockholder from the sale of Registrable Securities covered by the registration statement.

     (c) Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled, or elects not, to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

7.   Participation in Underwritten Registrations.  No Selling Stockholder may
     -------------------------------------------
participate in any underwritten registration hereunder unless such holder (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements under Sections 1(e) or 2(e), and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8.   Definitions.
     -----------

     (a) The term "Class B and C Registrable Securities" means (i) the shares of Common Stock underlying the Class B Stock or Class C Stock of the Company registered in the name of the Stockholders from time to time, (ii) the shares of Common Stock underlying the warrants of the Company issued to the holders of the Class B Stock and the Class C Stock on April 11, 1997, (iii) the shares of Common Stock underlying certain warrants of the Company issued to the holders of the Class B Stock on May 9, 1995, and (iv) any securities issued or to be issued with respect to the securities referred to above by way of a stock dividend or stock split or in connection with a combina tion of shares, recapitalization, merger, consolidation or other reorganization, provided such securities have voting rights with respect to the election of directors and other matters presented generally to the stockholders of the Company for consideration and have unlimited rights with respect to dividends and the proceeds of any liquidation of the Company. As to any particular Class B and C Registrable Securities, such securities will cease to be Class B and C Registrable Securities when they have been (A) effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, (B) transferred pursuant to Rule 144 under the 1933 Act (or any similar provision then in force) or (C) eligible for sale pursuant to Rule 144(k) under such Act.

     (b) The term "Registrable Securities" means (i) the Class B and C Registrable Securities, (ii) the shares of Common Stock underlying the Class A Stock registered in the name of the Stockholders from time to time, (iii) the shares of Common Stock underlying the warrants of the Company issued to the holders of the Class A Stock on April 11, 1997, and (iv) any securities issued or to be issued with respect to the securities referred to above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, provided such securities have voting rights with respect to the election of directors and other matters presented generally to the stockholders of the Company for consideration and have unlimited rights with respect to dividends and the proceeds of any liquidation of the Company. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been (A) effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, (B) transferred pursuant to Rule 144 under the 1933 Act (or any similar provision then in force) or (C) eligible for sale pursuant to Rule 144(k) under such Act.

     (c) The term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, expenses and fees for listing the securities to be registered on exchanges on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company, one counsel for the Stockholders in the event of a Demand Registration, and of all independent certified public accountants, underwriters (other than Underwriting Commissions and the fees and disbursements of underwriters' counsel) and other persons retained by the Company.

     (d) The term "Selling Stockholders" means registered holders of Registrable Securities who request inclusion of all or a portion of their shares of Registrable Securities in a Demand Registration pursuant to the Section 1(b), a Form S-3 Registration pursuant to Section 3 or a Piggyback Registration pursuant to Section 2(a).

     (d) The term "Underwriting Commissions" means all underwriting discounts or commissions relating to the sale of securities of the Company, but excludes any expenses reimbursed to underwriters.

9.   Limitations on Subsequent Registration Rights.  From and after the date of
     ---------------------------------------------
this Agreement, the Company may enter into an agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration filed under Sections 1 or 2 hereof or that would add any such holder or prospective holder as a party to this Agreement. The Company shall not enter into any such agreement, however, without the prior written consent of the beneficial holders of a majority of the outstanding Registrable Securities unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities would not reduce the amount of the Registrable Securities that the Stockholders would be entitled to include in such registration.

10.  Miscellaneous.
     -------------

     (a) Notices.  All notices that are required or permitted hereunder shall be
         -------
in writing and shall be sufficient if personally delivered or sent by mail, facsimile message or Federal Express or other overnight delivery service. Any notices shall be deemed given upon the earlier of the date when received at, or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address or fax number set forth below, unless such address or fax number is changed by notice to the other party hereto.

     (b) Amendments and Waivers.  The provisions of this Agreement may be
         ----------------------
amended or terminated and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if approved in writing by the Stockholders that own beneficially a majority of the Registrable Securities and or by any agreement permitted by Section 9.

     (c) Binding Effect.  This Agreement will bind and inure to the benefit of
         --------------
the respective successors (including any successor resulting from a merger or similar reorganization), assigns, heirs, and personal representatives of the parties hereto. Without limiting the generality of the foregoing, if a Stockholder liquidates or reorganizes such that its assets are transferred to its own stockholders or partners or to another entity, such stockholders, partners or entity shall succeed to all of the rights of the Stockholder hereunder. Notwithstanding the foregoing, if the Common Stock becomes listed or otherwise included for trading or quotation on a national securities exchange, including the

NASDAQ National Market, this Agreement shall no longer bind and inure to the benefit of any transferee of any Stockholder.

     (d) Prior Agreements.  This Agreement is the only agreement among the
         ----------------
Company and any of the Stockholders with respect to the subject matter hereof, and any prior agreements between the Company and any of the Stockholders relating to the subject matter of this Agreement are terminated as of the date hereof and shall have no further force and effect.

     (e) Governing Law.  All questions concerning the construction, validity and
         -------------
interpretation of this Agreement will be governed by the internal law, not the law of conflicts, of the Commonwealth of Pennsylvania.

     (f) Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts, each of which shall be considered to be an original instrument and to be effective as of the date first written above. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     (g) Interpretation.  Unless the context of this Agreement clearly requires
         --------------
otherwise, (i) references to the plural include the singular, the singular the plural, the part the whole, (ii) references to one gender include all genders,
(iii) "or" has the inclusive meaning frequently identified with the phrase "and/or" and (iv) "including" has the inclusive meaning frequently identified with the phrase "but not limited to." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect.

     (h) The Wellcome Trust.  The execution and delivery by The Wellcome Trust
         ------------------
of this Agreement is subject to Attachment A hereto.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.


                         ORTHOVITA, INC.


                         By: /s/ David S. Joseph
                             -----------------------------------
                         Title: President


                         CLASS A HOLDERS

                         /s/ Howard Salasin
                         ---------------------------------------
                         Howard Salasin

                         /s/ Solomon Kal Rudman
                         ---------------------------------------
                         Solomon Kal Rudman

                         /s/ Ronald P. Lassin
                         ---------------------------------------
                         Ronald P. Lassin

                         CLASS B HOLDERS

                         /s/ Paul Ducheyne
                         ---------------------------------------
                         Paul Ducheyne

                         /s/ David S. Joseph
                         ---------------------------------------
                         David S. Joseph

                         RAF VENTURES IV, L.P.

                         By:  RAF Ventures, Inc.,
                              its general partner

                              By: /s/Richard M. Horowitz
                                  ---------------------------------------
                                  Richard M. Horowitz, Vice President

                              /s/ Richard M. Horowitz
                              ----------------------------------
                              Richard M. Horowitz



                         /s/ Edward Sickles
                         ---------------------------------------
                         Edward Sickles

                         /s/ Robert S. Adelson
                         ---------------------------------------
                         Robert S. Adelson

                         THE HRG CORPORATION

                         By: Signature illegible
                         ---------------------------------------


                         /s/ Howard Salasin
                         ---------------------------------------
                         Howard Salasin

                         /s/ Solomon Kal Rudman
                         ---------------------------------------
                         Solomon Kal Rudman

                         CLASS C HOLDERS

                         SCHRODER

                         Schroder Ventures International Life Sciences Fund LP1

                         By: Schroder Venture Managers Inc., its General Partner

                         By: /s/ Peter Everson
                             -----------------------------------
                         Title: Director & Vice President
                               ---------------------------------

                         Schroder Ventures International Life Sciences Fund LP2

                         By: Schroder Venture Managers Inc., its General Partner

                         By: /s/ Peter Everson
                             -----------------------------------
                         Title: Director & Vice President

                         Schroder Ventures International Life Sciences Fund
                         Trust

                         By: Schroder Venture Managers Limited as Attorney-in-Fact for Codan Trust Company Limited as Trustee

                         By: /s/ Peter Everson
                            ------------------------------------
                         Title: Director

                         Schroder Ventures International Life Sciences Fund Co-Investment Scheme

                         By: Schroder Venture Managers Limited, as Investment Manager


                         By: /s/ Peter Everson
                             -----------------------------------
                         Title: Director

                         ELECTRA

                         Electra Fleming Private Equity Partners

                         By: Electra Fleming GP (Unquoted UK), its General
                         Partner

                         By: Signature illegible
                             -----------------------------------
                             Director

                         By:
                             -----------------------------------


                         EF Nominees Limited


                         By: Signature illegible
                             -----------------------------------

                         Director

                         By: ___________________________________


                         WELLCOME

                         The Wellcome Trust

                         By: The Wellcome Trust Limited, as the Trustee for The Wellcome Trust


                         By: Signature illegible
                             ----------------------------------
                             Chief Investment Officer